EXHIBIT 10.1

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of December 15, 2020 (this “Amendment”), by and among CENTURY CASINOS, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto constituting the Required Lenders and MACQUARIE CAPITAL FUNDING LLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of December 6, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, including by that Letter Amendment to Commitment Letter and Credit Agreement, dated as of January 29, 2020, and the Amendment No. 2 and Waiver to Credit Agreenent dated September 30, 2020, the “Credit Agreement”; and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among the Borrower, the Guarantors from time to time party thereto, the lending institutions from time to time party thereto (collectively, the “Lenders”) and the Administrative Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, Section 13.04(a) of the Credit Agreement provides that the Credit Agreement may be amended, modified or waived pursuant to a written agreement by the Borrower, the Administrative Agent and the Required Lenders;

WHEREAS, the Borrower, the Administrative Agent and the Lenders (which constitute the Required Lenders) party hereto have agreed to amend certain provisions of the Credit Agreement, pursuant to Section 13.04(a) of the Credit Agreement, in certain respects as more fully described herein and all subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Amendment. The Credit Agreement is, effective as of the Amendment No. 3 Effective Date (as defined below), hereby amended as follows:

(a)	Section 1.01(a) of the Credit Agreement is hereby amended by adding the following new defined terms in their correct alphabetical order:

“Amendment No. 3” means Amendment No. 3 to this Agreement, dated as of December December 15, 2020, among the Borrower, the Guarantors party thereto, the Lender party thereto and the Administrative Agent.

“Amendment No. 3 Effective Date” has the meaning assigned thereto in Amendment No. 3.

(b)

The definition of “Applicable Margin” as set forth in Section 1.01(a) of the Credit Agreement is hereby amended by replacing the phrase “(I) that constitute Term B Facility Loans, 5.50% per annum, with respect to LIBOR Loans and 4.50% per annum, with respect to ABR Loans”, in its entirety, with the following:

“(I) that constitute Term B Facility Loans, (a) from the Closing date to the Amendment No. 3 Effective Date, 5.50% per annum, with respect to LIBOR Loans and 4.50% per annum, with respect to ABR Loans and (b) on and after the Amendment No. 3 Effective Date, 6.50% per annum, with respect to LIBOR Loans and 5.50% per annum, with respect to ABR Loans”

2.

Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

3.	Representations and Warranties. Each Credit Party hereby represents and warrants as follows as of the date hereof:

(a)

The execution and delivery of this Amendment by each Credit Party party hereto and the performance by such Credit Party hereof are within such Credit Party’s corporate, limited liability company or partnership powers and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder action.

(b)

No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any securities exchange or any other Person are necessary for the execution, delivery or performance by Borrower of this Amendment or for the legality, validity or enforceability of this Amendment, except for: (i) authorizations, approvals or consents of, and filings or registrations with any Governmental Authority or any securities exchange previously obtained, made, received or issued, (ii) filings necessary to perfect or maintain the perfection of the Liens on the Collateral granted by the Credit Parties in favor of the Administrative Agent, if any, (iii) the filings referred to in Section 8.14 of the Credit Agreement, (iv) waiver by the Gaming Authorities of any qualification requirement on the part of the Lenders who do not otherwise qualify and are not banks or licensed lending institutions, (v) consents, authorizations and filings that have been obtained or made and are in full force and effect or the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect, and (vi) any required approvals (including prior approvals) of the requisite Gaming Authorities that any Agent, Lender or participant is required to obtain from, or any required filings with, requisite Gaming Authorities to exercise their respective rights and remedies under this Agreement and the other Credit Documents (as set forth in Section 13.13 of the Credit Agreement).

(c)

Each of this Amendment and each other Credit Document, after giving effect to the amendments pursuant to this Amendment, have been duly executed and delivered by the Credit Parties party hereto and thereto, as applicable, and constitute legal, valid and binding obligations of the Credit Parties party hereto and thereto, enforceable against such Credit Parties in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d)

The representations and warranties of the Credit Parties set forth in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date).

4.	Amendment No. 3 Effective Date Conditions. This Amendment will become effective on the date (the “Amendment No. 3 Effective Date”) on which the following conditions are satisfied or waived:

(a)

This Amendment shall have been executed and delivered by the Borrower, the Administrative Agent, each other Credit Party and the Lenders party hereto as is necessary to constitute the Required Lenders.

(b)

The Administrative Agent shall have received all costs, fees and expenses due and payable on or prior to the Amendment No. 3 Effective Date pursuant to the Credit Documents, including, without limitation (x) reasonable legal fees and expenses of Paul Hastings LLP, Osler, Hoskin & Harcourt LLP and the special Delaware counsel to the Administrative Agent, the Lead Arrangers and the Lenders and (y) reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Credit Document, in each case of foregoing clauses (x) and (y), to the extent invoiced at least three (3) Business Days prior to the Amendment No. 3 Effective Date (or such shorter period as may be agreed between the Borrower and the Administrative Agent).

5.

Entire Agreement. This Amendment, the Amended Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

6.

Applicable Law; Waiver of Jury Trial; Submission to Jurisdiction; Waiver of Venue; Service of Process. The parties hereto acknowledge and agree that the provisions of Section 13.09 (Governing Law; Submission to Jurisdiction; Waivers; Etc.) of the Credit Agreement are incorporated by reference herein, and shall apply to this Amendment as if set forth herein in full, mutatis mutandis. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

7.

Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment.

8.

Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic

Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

9.	Credit Document. On and after the Amendment No. 3 Effective Date, this Amendment shall constitute a “Credit Document” for all purposes of the Amended Credit Agreement and the other Credit Documents.

10.

Effect of Amendment. The Credit Agreement, and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a novation or waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document. From and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement and each reference in the Credit Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[Signature pages to follow]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer.

BORROWER:

CENTURY CASINOS, INC.

By:	/s/ Margaret Stapleton
Name: Margaret Stapleton
Title: Chief Financial Officer

SUBSIDIARY GUARANTORS:

CENTURY CASINOS TOLLGATE, INC.

By:	/s/ Margaret Stapleton
Name: Margaret Stapleton
Title: Chief Financial Officer

CC TOLLGATE LLC

By:	/s/ Margaret Stapleton
Name: Margaret Stapleton
Title: Chief Financial Officer

WMCK VENTURE CORP.

By:	/s/ Margaret Stapleton
Name: Margaret Stapleton
Title: Chief Financial Officer

WMCK ACQUISITION CORP.
By:	/s/ Margaret Stapleton
Name: Margaret Stapleton
Title: Chief Financial Officer

[Signature Page to Amendment No. 3 to Credit Agreement]

CENTURY CASINOS CRIPPLE CREEK, INC.

By:	/s/ Margaret Stapleton
Name: Margaret Stapleton
Title: Chief Financial Officer

CENTURY ACQ, INC.

By:	/s/ Margaret Stapleton
Name: Margaret Stapleton
Title: Chief Financial Officer

CARUTHERSVILLE TC1 CORPORATION

By:	/s/ Margaret Stapleton
Name: Margaret Stapleton
Title: Chief Financial Officer

IOC-CARUTHERSVILLE, LLC

By:	/s/ Margaret Stapleton
Name: Margaret Stapleton
Title: Chief Financial Officer

CAPE GIRARDEAU TC2 CORPORATION

By:	/s/ Margaret Stapleton
Name: Margaret Stapleton
Title: Chief Financial Officer

[Signature Page to Amendment No. 3 to Credit Agreement]

IOC-CAPE GIRARDEAU LLC

By:	/s/ Margaret Stapleton
Name: Margaret Stapleton
Title: Chief Financial Officer

MOUNTAINEER PARK, INC.

By:	/s/ Margaret Stapleton
Name: Margaret Stapleton
Title: Chief Financial Officer

CENTURY RESORTS ALBERTA INC.

By:	/s/ Margaret Stapleton
Name: Margaret Stapleton
Title: Director

CENTURY MILE INC.

By:	/s/ Margaret Stapleton
Name: Margaret Stapleton
Title: Director

CENTURY CASINO ST. ALBERT INC.

By:	/s/ Margaret Stapleton
Name: Margaret Stapleton
Title: Director

[Signature Page to Amendment No. 3 to Credit Agreement]

MACQUARIE CAPITAL FUNDING LLC, as Administrative Agent, Collateral Agent and Lender

By:	/s/ Lisa Grushkin
Name: Lisa Grushkin
Title: Authorized Signatory

By:	/s/ Ayesha Farooqi
Name: Ayesha Farooqi
Title: Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]